UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2005

Find/SVP, Inc.
(Exact Name of Registrant as Specified in its Charter)

New York	0-15152	13-2670985
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

625 Avenue of the Americas, New York, NY	10011
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 645-4500

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed with the Securities and Exchange Commission by FIND/SVP, Inc. (the "Company") on April 6, 2005 disclosing, among other events, the acquisitions (the "Acquisitions") of Atlantic Research and Consulting, Inc. (“Atlantic”) and Signia Partners, Incorporated (“Signia”).

We hereby amend the Current Report on Form 8-K filed on April 6,2005 by replacing Item 9.01 with the following new Item 9.01:

Item 9.01. Financial Statements and Exhibits

(a)	Financial statements of businesses acquired

Atlantic’s audited balance sheets and related statements of income, retained earnings, and cash flows as of and for the years ended December 31, 2004, 2003, and 2002. See “Index to Financial Statements”.

Signia’s audited consolidated balance sheets and related consolidated statements of operations, shareholder’s equity, and cash flows as of and for the years ended June 30, 2004 and 2003. See “Index to Financial Statements”.

Signia’s unaudited consolidated balance sheets and related consolidated statements of operations, stockholder’s equity, and cash flows as of and for the six months ended December 31, 2004 and 2003. See “Index to Financial Statements”.

(b)	Pro Forma Financial Information

Unaudited Pro Forma Combined Balance Sheet of Find/SVP, Inc. as of December 31, 2004 giving effect to the acquisitions of Atlantic and Signia as if they had occurred on December 31, 2004. Unaudited Pro Forma Combined Statement of Operations for Find/SVP, Inc. for the twelve months ended December 31, 2004 giving effect to the acquisitions of Atlantic and Signia as if they had occurred on January 1, 2004. See “Index to Financial Statements”.

(c)	Exhibits.

No.	Description

2.1
Stock Purchase Agreement , dated as of March 14, 2005, by and between Find/SVP, Inc. and Peter Hooper (filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the Commission on March 15, 2005, and incorporated herein by reference).

2.2
Stock Purchase Agreement , dated as of March 14, 2005, by and between Find/SVP, Inc. and Charles Douglas House (filed as Exhibit 2.2 to the Company’s Current Report on Form 8-K, filed with the Commission on March 15, 2005, and incorporated herein by reference).

10.1
Credit Agreement, dated as of March 31, 2005, between FIND/SVP, INC., as the borrower and Fleet National Bank, a Bank of America company, as the lender. (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the Commission on April 6, 2005, and incorporated herein by reference).

10.2
Security Agreement, dated as of April 1, 2005, by and among FIND/SVP, INC. and the several subsidiary guarantors signatories thereto (filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed with the Commission on April 6, 2005, and incorporated herein by reference).

10.3
Guaranty Agreement, dated as of April 1, 2005, between Fleet National Bank, a Bank of America company, and the several subsidiary guarantors signatories thereto (filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K, filed with the Commission on April 6, 2005, and incorporated herein by reference).

10.4
Employment Agreement, dated April 1, 2005, between Peter Hooper and Atlantic Research & Consulting, Inc. (filed as Exhibit 10.4 to the Company’s Current Report on Form 8-K, filed with the Commission on April 6, 2005, and incorporated herein by reference).

10.5
Employment Agreement, dated April 1, 2005, between Charles Douglas House and Signia Partners Incorporated (filed as Exhibit 10.5 to the Company’s Current Report on Form 8-K, filed with the Commission on April 6, 2005, and incorporated herein by reference).

10.6
Employment Agreement, dated April 1, 2003, between Robert La Terra and Guideline Research, Corp. (filed as Exhibit 10.4 to the Company’s Current Report on Form 8-K, filed with the Commission on April 16, 2003, and incorporated herein by reference).

10.7
First Amendment to Employment Agreement, dated April 1, 2005, between Robert La Terra and Guideline Research, Corp. (filed as Exhibit 10.7 to the Company’s Current Report on Form 8-K, filed with the Commission on April 6, 2005, and incorporated herein by reference).

23.1	Consent of Independent Registered Public Accounting Firm (filed herewith)

23.2	Consent of Independent Registered Public Accounting Firm (filed herewith)

99.1
Press Release, dated April 4, 2005, of FIND/SVP, INC. (filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K, filed with the Commission on April 6, 2005, and incorporated herein by reference).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIND/SVP, Inc.

Date: April 25, 2005	By:	/s/ David Walke
Name: David Walke
Title: Chief Executive Officer

Date: April 25, 2005	By:	/s/ Peter Stone
Name: Peter Stone
Title: Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

EXHIBIT INDEX

No.	Description

2.1
Stock Purchase Agreement, dated as of March 14, 2005, by and between Find/SVP, Inc. and Peter Hooper (filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the Commission on March 15, 2005, and incorporated herein by reference).

2.2
Stock Purchase Agreement, dated as of March 14, 2005, by and between Find/SVP, Inc. and Charles Douglas House (filed as Exhibit 2.2 to the Company’s Current Report on Form 8-K, filed with the Commission on March 15, 2005, and incorporated herein by reference).

10.1
Credit Agreement, dated as of March 31, 2005, between FIND/SVP, INC., as the borrower and Fleet National Bank, a Bank of America company, as the lender. (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the Commission on April 6, 2005, and incorporated herein by reference).

10.2
Security Agreement, dated as of April 1, 2005, by and among FIND/SVP, INC. and the several subsidiary guarantors signatories thereto (filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed with the Commission on April 6, 2005, and incorporated herein by reference).

10.3
Guaranty Agreement, dated as of April 1, 2005, between Fleet National Bank, a Bank of America company, and the several subsidiary guarantors signatories thereto (filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K, filed with the Commission on April 6, 2005, and incorporated herein by reference).

10.4
Employment Agreement, dated April 1, 2005, between Peter Hooper and Atlantic Research & Consulting, Inc. (filed as Exhibit 10.4 to the Company’s Current Report on Form 8-K, filed with the Commission on April 6, 2005, and incorporated herein by reference).

10.5
Employment Agreement, dated April 1, 2005, between Charles Douglas House and Signia Partners Incorporated (filed as Exhibit 10.5 to the Company’s Current Report on Form 8-K, filed with the Commission on April 6, 2005, and incorporated herein by reference).

10.6
Employment Agreement, dated April 1, 2003, between Robert La Terra and Guideline Research, Corp. (filed as Exhibit 10.4 to the Company’s Current Report on Form 8-K, filed with the Commission on April 16, 2003, and incorporated herein by reference).

10.7
First Amendment to Employment Agreement, dated April 1, 2005, between Robert La Terra and Guideline Research, Corp. (filed as Exhibit 10.7 to the Company’s Current Report on Form 8-K, filed with the Commission on April 6, 2005, and incorporated herein by reference).

23.1	Consent of Independent Registered Public Accounting Firm (filed herewith)

23.2	Consent of Independent Registered Public Accounting Firm (filed herewith)

99.1
Press Release, dated April 4, 2005, of FIND/SVP, INC. (filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K, filed with the Commission on April 6, 2005, and incorporated herein by reference).

INDEX TO FINANCIAL STATEMENTS

Item 9.01 (a)

Atlantic Research and Consulting, Inc. Financial Statements and Independent Auditors’ Report for the year ended December 31, 2002

Independent Auditors’ Report	F-2
Balance Sheet	F-3
Statement of Income and Retained Earnings	F-4
Statement of Cash Flows	F-5
Schedule of Cost of Revenues	F-6
Schedule of General and Administrative Expenses	F-7
Notes to Financial Statements	F-8

Atlantic Research and Consulting, Inc. Financial Statements and Independent Auditors’ Report for the year ended December 31, 2003

Independent Auditors’ Report	F-13
Balance Sheet	F-14
Statement of Income and Retained Earnings	F-15
Statement of Cash Flows	F-16
Schedule of Cost of Revenues	F-17
Schedule of General and Administrative Expenses	F-18
Notes to Financial Statements	F-19

Atlantic Research and Consulting, Inc. Financial Statements and Independent Auditors’ Report for the year ended December 31, 2004

Independent Auditors’ Report	F-23
Balance Sheet	F-24
Statement of Income and Retained Earnings	F-25
Statement of Cash Flows	F-26
Schedule of Cost of Revenues	F-27
Schedule of General and Administrative Expenses	F-28
Notes to Financial Statements	F-29

Signia Partners, Inc. and Subsidiary Consolidated Financial Statements for the year ended June 30, 2003 and Independent Auditors’ Report

Signia Partners, Inc. and Subsidiary Consolidated Financial Statements for the year ended June 30, 2004 and Independent Auditors’ Report

Unaudited Signia Partners, Inc. and Subsidiary Consolidated Financial Statements for the six months ended December 31, 2003 and Accountants’ Review Report

Unaudited Signia Partners, Inc. and Subsidiary Consolidated Financial Statements for the six months ended December 31, 2004 and Accountants’ Review Report

Item 9.01 (b)

Unaudited Pro Forma Combined Financial Information

Unaudited Pro Forma Combined Balance Sheet of Find/SVP, Inc. as of December 31, 2004	F-73
Unaudited Pro Forma Combined Statement of Operations for Find/SVP, Inc. for the twelve months ended December 31, 2004	F-74
Notes to Unaudited Pro Forma Financial Information	F-75

Item 9.01 (a)

ATLANTIC RESEARCH & CONSULTING, INC.

FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2002

AND

INDEPENDENT AUDITORS’ REPORT

To the Stockholder of
Atlantic Research & Consulting, Inc.

INDEPENDENT AUDITORS’ REPORT

We have audited the accompanying balance sheet of Atlantic Research & Consulting, Inc. as of December 31, 2002, and the related statements of income and retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Atlantic Research & Consulting, Inc. as of December 31, 2002, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Cowan, Bolduc, Doherty & Company, LLC

February 3, 2005

ATLANTIC RESEARCH & CONSULTING, INC.
BALANCE SHEET
DECEMBER 31, 2002

ASSETS
CURRENT ASSETS:
Cash	$124,886
Accounts receivable - net of allowance for doubtful
accounts of $12,344	380,625
Unbilled receivables	8,230
Prepaid expenses and other current assets	1,057
Total current assets		$514,798

PROPERTY AND EQUIPMENT - net of accumulated
depreciation and amortization		228,097

TOTAL ASSETS		$742,895

LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES:
Notes payable - bank	$122,085
Current maturities of long-term debt	40,000
Current portion of capital lease obligations	27,483
Accounts payable	172,990
Payroll taxes payable	5,316
Accrued expenses	33,333
Deferred revenue	16,439
Total current liabilities		$417,646

LONG-TERM DEBT - net of current maturities		13,334

CAPITAL LEASE OBLIGATIONS - net of current portion		38,950

STOCKHOLDER'S EQUITY:
Common stock, no par value, 200,000 shares authorized, 19,000 shares issued and 10,400 shares outstanding	1,000
Additional paid-in capital	45,743
Retained earnings	350,222
	396,965
Less: treasury stock, 8,600 shares at cost	(124,000)
Total stockholder's equity		272,965

TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY		$742,895

See notes to financial statements and
Independent Auditors' Report.

ATLANTIC RESEARCH & CONSULTING, INC.
STATEMENT OF INCOME AND RETAINED EARNINGS
FOR THE YEAR ENDED DECEMBER 31, 2002

NET REVENUES		$2,732,581

COST OF REVENUES		1,261,939

GROSS PROFIT		1,470,642

GENERAL AND ADMINISTRATIVE EXPENSES		1,346,946

INCOME FROM OPERATIONS		123,696

OTHER INCOME (EXPENSE):
Interest expense	$(16,160)
Interest income	399
Total other expense		(15,761)

NET INCOME		107,935

RETAINED EARNINGS, BEGINNING		282,642

DISTRIBUTIONS		(40,355)

RETAINED EARNINGS, ENDING		$350,222

See notes to financial statements and
Independent Auditors' Report.

ATLANTIC RESEARCH & CONSULTING, INC.
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2002

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income		$107,935
Adjustments to reconcile net income to net cash provided by operating activities:

Depreciation	$62,943
(Increase) decrease in:
Accounts receivable	(91,995)
Unbilled receivables	(8,230)
Increase (decrease) in:
Accounts payable	139,347
Payroll taxes payable	(920)
Accrued expenses	33,333
Deferred revenue	951
Total adjustments		135,429

Net cash provided by operating activities		243,364

CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisitions of property and equipment		(31,759)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net repayments under line of credit	(65,493)
Principal repayments of long-term debt	(46,666)
Distributions	(40,355)
Net repayments of capital lease obligations	(21,370)

Net cash used in financing activities		(173,884)

NET INCREASE IN CASH		37,721

CASH, BEGINNING		87,165

CASH, ENDING		$124,886

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Cash paid during the year for:
Interest		$16,160

Non-cash financing activities:
During the year ended December 31, 2002, the Company purchased certain equipment and fixtures, in the amount of $87,803, under various capital lease agreements.

See notes to financial statements and
Independent Auditors' Report.

ATLANTIC RESEARCH & CONSULTING, INC.
SCHEDULE OF COST OF REVENUES
FOR THE YEAR ENDED DECEMBER 31, 2002

COST OF REVENUES:
Interviewer salaries	$501,312
Outside services	393,701
Focus group incentives	148,772
List services	85,995
Payroll taxes	41,120
Computer	33,318
Repairs and maintenance	23,404
Delivery expense	16,065
Insurance - health and life	11,950
Employee benefits	$6,302

Total cost of revenues		$1,261,939
See notes to financial statements and
Independent Auditors' Report.

ATLANTIC RESEARCH & CONSULTING, INC. SCHEDULE OF GENERAL AND ADMINISTRATIVE EXPENSES FOR THE YEAR ENDED DECEMBER 31, 2002

GENERAL AND ADMINISTRATIVE EXPENSES:
Salaries and wages	$612,578
Officer's salary	171,152
Office supplies and expense	83,710
Telephone	72,623
Payroll taxes	64,626
Depreciation	62,943
Travel and entertainment	62,203
Rent	49,029
Professional fees	46,130
Insurance - health and life	18,781
Repairs and maintenance	16,864
Equipment and furniture rental	12,515
Insurance - general	12,417
Advertising	12,020
Motor vehicle expense	11,292
Employee benefits	9,904
Dues and subscriptions	7,634
Utilities	6,241
Taxes - other	4,720
Miscellaneous	3,326
Computer	2,713
Trade shows	1,490
Contributions	1,050
Bank charges	985

Total general and administrative expenses		$1,346,946

See notes to financial statements and
Independent Auditors' Report.

ATLANTIC RESEARCH & CONSULTING, INC.
NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2002

1.  SIGNIFICANT ACCOUNTING POLICIES

Reporting Entity

Atlantic Research & Consulting, Inc. (the Company) was incorporated in August 1987 as a Massachusetts corporation. The Company’s primary business activity is to provide research and consulting services to a broad client base in various types of industries.

Management Estimates and Assumptions

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and certain reported amounts or revenues and expenses during the reporting period. Actual results could differ from those estimates.

Concentration of Credit Risk

The Company’s bank balances fluctuate during the year and can exceed the federally insured limit. Management regularly monitors the financial condition of the financial institution, along with its cash balances, in an attempt to minimize this potential risk.

Accounts Receivable

The Company carries its accounts receivable at cost less an allowance for uncollectible accounts. The Company records a provision for doubtful receivables to allow for any amounts which may be unrecoverable. The provision is based on an analysis of the Company's prior collection experience, customer credit worthiness, and current economic trends. Bad debts are charged to this allowance based on a periodic review of its aging and collections.

Property and Equipment

Property and equipment are recorded at cost. Depreciation and amortization are computed on the straight-line method for financial accounting purposes, and accelerated methods for tax purposes, over the estimated useful lives of the assets.

Income taxes

The Company and its stockholder have elected to be taxed under the Subchapter S provisions of the Internal Revenue Code for federal income tax purposes. Under these provisions, the Company’s income or loss, deductions and credits are included on the stockholder’s personal income tax returns to determine his taxable income. The Company is also taxed at the corporate level for state tax purposes if the receipts of the Company exceed a certain dollar limit.

Advertising Costs

Advertising costs are expensed as incurred. For the year ended December 31, 2002, advertising costs amounted to $12,020.

ATLANTIC RESEARCH & CONSULTING, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2002

2.   PROPERTY AND EQUIPMENT

Property and equipment consisted of the following as of December 31, 2002:

Office equipment	$390,380
Furniture and fixtures	80,534
Leasehold improvements	58,089
Motor vehicles	26,087
Total	555,090
Less: accumulated depreciation	326,993

Property and equipment - net	$228,097

3.   NOTES PAYABLE - BANK

The Company has available two (2) revolving lines of credit collateralized by substantially all assets of the Company, and personally guaranteed by the sole stockholder. The maximum borrowing under the lines of credit is $500,000. As of December 31, 2002, $122,085 was outstanding under the lines of credit.

4.   LONG-TERM DEBT

Long-term debt as of December 31, 2002, consisted of the following

13.06% note payable to a former stockholder, payable in monthly installments of $3,925, including interest, final installment due June 1, 2004	$53,334

Less: current maturities	40,000

Long-term debt, net of current maturities	$13,334

Annual maturities of long-term debt as of December 31, 2002, were as follows:

For the
year ended
December 31,	Amount

2003	$40,000
2004	13,334

Total	$53,334

ATLANTIC RESEARCH & CONSULTING, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2002

5.   OBLIGATIONS UNDER CAPITAL LEASE

The Company lease furniture and fixtures and computer equipment under various capital lease agreements expiring through September 2005. The assets and liabilities related to the capital leases are recorded at the lower of the present value of the minimum lease payments or the fair value of the assets. The assets are amortized over their estimated productive lives. Amortization of the assets held under capital lease is included in depreciation expense for the year ended December 31, 2002.

Minimum future lease payments under the capital leases as of December 31, 2002, are as follows:

For the
year ended
December 31,	Amount

2003	$34,953
2004	25,224
2005	18,918
79,095
Less: Amount representing interest	12,662
Present value of net minimum lease payments	66,433
Less: Current obligation under capital lease	27,483

Non-current obligation under capital lease	$38,950

6.     COMMITMENTS

The Company leases its office space under an operating agreement expiring November 2007. For the year ended December 31, 2002, rent expense amounted to $49,029.

The Company leases an automobile under an operating lease agreement expiring March 2006. For the year ended December 31, 2002, total lease expense under this lease amounted to $7,349.

Future minimum lease payments under the non-cancelable portion of the leases as of December 31, 2002 were as follows:

For the
year ended
December 31,	Amount

2003	$78,300
2004	82,500
2005	86,700
2006	93,100
2007	80,900
Total	$421,500

ATLANTIC RESEARCH & CONSULTING, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2002

7.    SIGNIFICANT CUSTOMER

For the year ended December 31, 2002, one customer represented 10% of the Company's sales.

8.        RETIREMENT PLAN

The Company provides a 401(k) savings and retirement plan covering substantially all full-time employees. Employees may contribute to the plan, in accordance with federal requirements. Company contributions are at the discretion of the Board of Directors. For the year ended December 31, 2002, contributions to the plan amounted to $6,472.

ATLANTIC RESEARCH & CONSULTING, INC.

FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2003

AND

INDEPENDENT AUDITORS’ REPORT

To the Stockholder of
Atlantic Research & Consulting, Inc.

INDEPENDENT AUDITORS’ REPORT

We have audited the accompanying balance sheet of Atlantic Research & Consulting, Inc. as of December 31, 2003, and the related statements of income and retained earnings, and cash flows for the year then ended.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Atlantic Research & Consulting, Inc. as of December 31, 2003, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Cowan, Bolduc, Doherty & Company, LLC

February 3, 2005

ATLANTIC RESEARCH & CONSULTING, INC.
BALANCE SHEET
DECEMBER 31, 2003

ASSETS

CURRENT ASSETS:
Cash	$204,997
Accounts receivable - net of allowance for doubtful accounts of $12,344	478,369
Unbilled receivables	152,897
Prepaid expenses and other current assets	1,057
Total current assets		$837,320

PROPERTY AND EQUIPMENT - net of accumulated depreciation and amortization		200,541

TOTAL ASSETS		$1,037,861

LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES:
Notes payable - bank	$349,975
Current portion of capital lease obligations	37,390
Accounts payable	218,202
Total current liabilities		$605,567

CAPITAL LEASE OBLIGATIONS - net of current portion		43,443

STOCKHOLDER'S EQUITY:
Common stock, no par value, 200,000 shares authorized, 19,000 shares issued and 10,400 shares outstanding	1,000
Additional paid-in capital	45,743
Retained earnings	466,108
	512,851
Less: treasury stock, 8,600 shares at cost	(124,000)
Total stockholder's equity		388,851

TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY		$1,037,861

See notes to financial statements and
Independent Auditors' Report.

ATLANTIC RESEARCH & CONSULTING, INC.
STATEMENT OF INCOME AND RETAINED EARNINGS
FOR THE YEAR ENDED DECEMBER 31, 2003

NET REVENUES	$4,221,215

COST OF REVENUES	1,982,885

GROSS PROFIT	2,238,330

GENERAL AND ADMINISTRATIVE EXPENSES	1,967,536

INCOME FROM OPERATIONS	270,794

INTEREST EXPENSE	(19,006)

NET INCOME	251,788

RETAINED EARNINGS, BEGINNING	350,222

DISTRIBUTIONS	(135,902)

RETAINED EARNINGS, ENDING	$466,108

See notes to financial statements and
Independent Auditors' Report.

ATLANTIC RESEARCH & CONSULTING, INC.
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2003

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income		$251,788
Adjustments to reconcile net income to net cash provided by operating activities:

Depreciation	$81,185
(Increase) decrease in:
Accounts receivable	(97,744)
Unbilled receivables	(144,667)
Increase (decrease) in:
Accounts payable	45,212
Payroll taxes payable	(5,316)
Accrued expenses	(33,333)
Deferred revenue	(16,439)
Total adjustments		(171,102)

Net cash provided by operating activities		80,686

CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisitions of property and equipment		(311)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net borrowings under line of credit	227,890
Distributions	(135,902)
Principal repayments of long-term debt	(53,334)
Net borrowings of capital lease obligations	(38,918)

Net cash provided by financing activities		(264)

NET INCREASE IN CASH		80,111

CASH, BEGINNING		124,886

CASH, ENDING		$204,997

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Cash paid during the year for:
Interest		$19,006

Non-cash financing activities:
During the year ended December 31,2003, the Company purchased certain computer equipment, in the amount of $53,318, under a capital lease agreement.

See notes to financial statements and
Independent Auditors' Report.

ATLANTIC RESEARCH & CONSULTING, INC.
SCHEDULE OF COST OF REVENUES
FOR THE YEAR ENDED DECEMBER 31, 2003

COST OF REVENUES:
Interviewer salaries	$549,714
Outside services	513,790
Focus group incentives	463,600
Consulting	103,666
List services	95,595
Travel and entertainment	66,185
Payroll taxes	46,081
Computer	43,436
Repairs and maintenance	32,006
Postage	29,484
Delivery expense	21,242
Insurance - health and life	12,818
Employee benefits	5,268

Total cost of revenues		$1,982,885

See notes to financial statements and
Independent Auditors' Report.

ATLANTIC RESEARCH & CONSULTING, INC.
SCHEDULE OF GENERAL AND ADMINISTRATIVE EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2003

GENERAL AND ADMINISTRATIVE EXPENSES:
Salaries and wages	$988,478
Officer's salary	287,260
Payroll taxes	108,209
Telephone	104,794
Office supplies and expense	82,868
Depreciation	81,185
Rent	80,625
Travel and entertainment	64,007
Insurance - health and life	30,099
Professional fees	27,062
Computer	16,319
Insurance - general	14,774
Miscellaneous	13,605
Employee benefits	12,372
Advertising	11,693
Dues and subscriptions	10,636
Motor vehicle expense	8,117
Utilities	7,350
Repairs and maintenance	5,560
Taxes - other	4,239
Bank charges	3,875
Insurance - officer's life	3,073
Trade shows	836
Contributions	500

Total general and administrative expenses		$1,967,536

See notes to financial statements and
Independent Auditors' Report.

ATLANTIC RESEARCH & CONSULTING, INC.
NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2003

1.   SIGNIFICANT ACCOUNTING POLICIES

Reporting Entity

Atlantic Research & Consulting, Inc. (the Company) was incorporated in August 1987 as a Massachusetts corporation. The Company’s primary business activity is to provide research and consulting services to a broad client base in various types of industries.

Management Estimates and Assumptions

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and certain reported amounts or revenues and expenses during the reporting period. Actual results could differ from those estimates.

Concentration of Credit Risk

The Company’s bank balances fluctuate during the year and can exceed the federally insured limit. Management regularly monitors the financial condition of the financial institution, along with its cash balances, in an attempt to minimize this potential risk.

Accounts Receivable

The Company carries its accounts receivable at cost less an allowance for uncollectible accounts.  The Company records a provision for doubtful receivables to allow for any amounts which may be unrecoverable.  The provision is based on an analysis of the Company's prior collection experience, customer credit worthiness, and current economic trends. Bad debts are charged to this allowance based on a periodic review of its aging and collections.

Property and Equipment

Property and equipment are recorded at cost. Depreciation and amortization are computed on the straight-line method for financial accounting purposes, and accelerated methods for tax purposes, over the estimated useful lives of the assets.

Income taxes

The Company and its stockholder have elected to be taxed under the Subchapter S provisions of the Internal Revenue Code for federal income tax purposes. Under these provisions, the Company’s income or loss, deductions and credits are included on the shareholder’s personal income tax returns to determine his taxable income. The Company is taxed at the corporate level for state income tax purposes if the receipts of the Company exceed a certain dollar limit.

Advertising Costs

Advertising costs are expensed as incurred. For the year ended December 31, 2003, advertising costs amounted to $11,693.

ATLANTIC RESEARCH & CONSULTING, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2003

2.   PROPERTY AND EQUIPMENT

Property and equipment consisted of the following as of December 31, 2003:

Office equipment	$443,698
Furniture and fixtures	80,844
Leasehold improvements	58,089
Motor vehicles	26,087
Total	608,718
Less: accumulated depreciation	408,177

Property and equipment - net	$200,541

3.   NOTES PAYABLE - BANK

The Company has available two (2) revolving lines of credit collateralized by substantially all assets of the Company, and personally guaranteed by the sole stockholder. The maximum borrowing under the lines of credit is $500,000. As of December 31, 2003, $349,975 is outstanding under the lines of credit.

4.   OBLIGATIONS UNDER CAPITAL LEASE

The Company lease furniture and fixtures and computer equipment under various capital lease agreements expiring through April 2006. The assets and liabilities related to the capital leases are recorded at the lower of the present value of the minimum lease payments or the fair value of the assets. The assets are amortized over their estimated productive lives. Amortization of the assets under capital lease is included in depreciation expense for the year ended December 31, 2003.

Minimum future lease payments under the capital leases as of December 31, 2003, are as follows:

For the
year ended
December 31,	Amount

2004	$46,368
2005	40,062
2006	7,048
93,478
Less: Amount representing interest	12,645
Present value of net minimum lease payments	80,833
Less: Current obligation under capital lease	37,390

Non-current obligation under capital lease	$43,443

ATLANTIC RESEARCH & CONSULTING, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2003

5.   COMMITMENTS

The Company leases its office space under an operating lease agreement, expiring November 2007. For the year ended December 31, 2003, rent expense amounted to $80,625.

The Company leases an automobile under an operating lease agreement expiring March 2006. For the year ended December 31, 2003, total lease expense under various leases amounted to $6,465.

Future minimum lease payments under the non-cancelable portion of the leases as of December 31, 2003 were as follows:

For the
year ended
December 31,	Amount

2004	$82,500
2005	86,700
2006	93,100
2007	80,900
Total	$343,200

6.   SIGNIFICANT CUSTOMERS

For the year ended December 31, 2003, three customers represented 37% (14%, 13% and 10%) of the Company’s revenues.

7.        RETIREMENT PLAN

The Company provides a 401(k) savings and retirement plan covering substantially all full-time employees.  Employees may contribute to the plan, in accordance with federal requirements. Company contributions are at the discretion of the Board of Directors. For the year ended December 31, 2003, contributions to the plan amounted to $7,164.

ATLANTIC RESEARCH & CONSULTING, INC.

FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2004

AND

INDEPENDENT AUDITORS’ REPORT

To the Stockholder of
Atlantic Research & Consulting, Inc.

INDEPENDENT AUDITORS’ REPORT

We have audited the accompanying balance sheet of Atlantic Research & Consulting, Inc. as of December 31, 2004, and the related statements of income and retained earnings, and cash flows for the year then ended.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Atlantic Research & Consulting, Inc. as of December 31, 2004, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Cowan, Bolduc, Doherty & Company, LLC

February 3, 2005

ATLANTIC RESEARCH & CONSULTING, INC.
BALANCE SHEET
DECEMBER 31, 2004

ASSETS

CURRENT ASSETS:
Cash	$155,417
Accounts receivable - net of allowance for doubtful accounts of $12,344	891,486
Unbilled receivables	35,710
Prepaid expenses and other current assets	1,257
Total current assets		$1,083,870

PROPERTY AND EQUIPMENT - net of accumulated depreciation		226,532

TOTAL ASSETS		$1,310,402

LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES:
Current portion of capital lease obligations	$36,595
Accounts payable	353,471
Accrued expenses	139,563
Total current liabilities		$529,629

CAPITAL LEASE OBLIGATIONS - net of current portion		6,847

STOCKHOLDER'S EQUITY:
Common stock, no par value, 200,000 shares authorized, 10,400 shares issued and outstanding	1,000
Additional paid-in capital	45,743
Retained earnings	727,183
Total stockholder's equity		773,926

TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY		$1,310,402

See notes to financial statements and
Independent Auditors' Report.

ATLANTIC RESEARCH & CONSULTING, INC.
STATEMENT OF INCOME AND RETAINED EARNINGS
FOR THE YEAR ENDED DECEMBER 31, 2004

NET REVENUES	$5,750,148

COST OF REVENUES	2,475,658

GROSS PROFIT	3,274,490

GENERAL AND ADMINISTRATIVE EXPENSES	2,831,290

INCOME FROM OPERATIONS	443,200

INTEREST EXPENSE	(24,361)

NET INCOME	418,839

RETAINED EARNINGS, BEGINNING	466,108

RETIREMENT OF TREASURY STOCK	(124,000)

DISTRIBUTIONS	(33,764)

RETAINED EARNINGS, ENDING	$727,183

See notes to financial statements and
Independent Auditors' Report.

ATLANTIC RESEARCH & CONSULTING, INC.
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2004

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income		$418,839
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation	$74,200
(Increase) decrease in:
Accrued expenses	(413,117)
Unbilled receivables	117,187
Prepaid expenses and other current assets	(200)
Increase (decrease) in:
Accounts payable	135,269
Accrued expenses	139,563
Total adjustments		52,902

Net cash provided by operating activities		471,741

CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisitions of property and equipment		(100,191)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net repayments under line of credit	(349,975)
Net repayments of capital lease obligations	(37,391)
Distributions	(33,764)

Net cash used in financing activities		(421,130)

NET DECREASE IN CASH		(49,580)

CASH, BEGINNING		204,997

CASH, ENDING		$155,417

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Cash paid during the year for:
Interest		$24,361

See notes to financial statements and
Independent Auditors' Report.

ATLANTIC RESEARCH & CONSULTING, INC.
SCHEDULE OF COST OF REVENUES
FOR THE YEAR ENDED DECEMBER 31, 2004

COST OF REVENUES:
List services	$669,123
Outside services	575,766
Interviewer salaries	505,520
Focus group incentives	425,405
Travel and entertainment	71,590
Computer	65,607
Repairs and maintenance	47,730
Consulting	46,842
Payroll taxes	41,624
Insurance - health and life	11,409
Delivery expense	11,308
Employee benefits	3,734

Total cost of revenues		$2,475,658

See notes to financial statements and
Independent Auditors' Report.

ATLANTIC RESEARCH & CONSULTING, INC.
SCHEDULE OF GENERAL AND ADMINISTRATIVE EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2004

GENERAL AND ADMINISTRATIVE EXPENSES:
Salaries and wages	$1,513,399
Officer's salary	444,558
Payroll taxes	161,160
Professional fees	120,121
Telephone	98,480
Travel and entertainment	85,446
Office supplies and expense	85,201
Rent	76,896
Depreciation	74,200
Insurance - health and life	44,173
Insurance - general	29,397
Employee benefits	14,459
Repairs and maintenance	14,075
Miscellaneous	12,511
Utilities	9,564
Bank charges	9,554
Dues and subscriptions	8,755
Advertising	7,711
Contributions	6,416
Motor vehicle expense	5,577
Computer	4,606
Taxes - other	2,617
Insurance - officer's life	2,414

Total general and administrative expenses		$2,831,290

See notes to financial statements and
Independent Auditors' Report.

ATLANTIC RESEARCH & CONSULTING, INC.
NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2004

1.   SIGNIFICANT ACCOUNTING POLICIES

Reporting Entity

Atlantic Research & Consulting, Inc. (the Company) was incorporated in August 1987 as a Massachusetts corporation. The Company’s primary business activity is to provide research and consulting services to a broad client base in various types of industries.

Management Estimates and Assumptions

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and certain reported amounts or revenues and expenses during the reporting period. Actual results could differ from those estimates.

Concentration of Credit Risk

The Company’s bank balances fluctuate during the year and can exceed the federally insured limit. Management regularly monitors the financial condition of the financial institution, along with its cash balances, in an attempt to minimize this potential risk.

Accounts Receivable

The Company carries its accounts receivable at cost less an allowance for uncollectible accounts.  The Company records a provision for doubtful receivables to allow for any amounts which may be unrecoverable.  The provision is based on an analysis of the Company's prior collection experience, customer credit worthiness, and current economic trends. Bad debts are charged to this allowance based on a periodic review of its aging and collections.

Property and Equipment

Property and equipment are recorded at cost. Depreciation and amortization are computed on the straight-line method for financial accounting purposes, and accelerated methods for tax purposes, over the estimated useful lives of the assets.

Income taxes

The Company and its stockholder have elected to be taxed under the Subchapter S provisions of the Internal Revenue Code for federal income tax purposes. Under these provisions, the Company’s income or loss, deductions and credits are included on the shareholder’s personal income tax returns to determine his taxable income. The Company is taxed at the corporate level for state income tax purposes if the receipts of the Company exceed a certain dollar limit.

Advertising Costs

Advertising costs are expensed as incurred. For the year ended December 31, 2004, advertising costs amounted to $7,711.

ATLANTIC RESEARCH & CONSULTING, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2004

2.   PROPERTY AND EQUIPMENT
Property and equipment consisted of the following as of December 31, 2004:

Office equipment	$524,539
Furniture and fixtures	100,194
Leasehold improvements	58,089
Motor vehicles	26,087
Total	708,909
Less: accumulated depreciation	482,377

Property and equipment - net	$226,532

3.   NOTES PAYABLE - BANK

The Company has available two (2) revolving lines of credit collateralized by substantially all assets of the Company, and personally guaranteed by the sole stockholder. The maximum borrowing under the lines of credit is $750,000. As of December 31, 2004, there were no borrowings outstanding under the lines of credit.

4.   OBLIGATIONS UNDER CAPITAL LEASE

The Company lease furniture and fixtures and computer equipment under various capital lease agreements expiring through April 2006. The assets and liabilities related to the capital leases are recorded at the lower of the present value of the minimum lease payments or the fair value of the assets. The assets are amortized over their estimated productive lives. Amortization of the assets under capital lease is included in depreciation expense for the year ended December 31, 2004.

Minimum future lease payments under the capital leases as of December 31, 2004 are as follows:

For the
year ended
December 31,	Amount

2005	$40,062
2006	7,048
47,110
Less: Amount representing interest	3,668
Present value of net minimum lease payments	43,442
Less: Current obligation under capital lease	36,595

Non-current obligation under capital lease	$6,847

5.   COMMITMENTS

The Company leases its office space under an operating lease agreement, expiring November 2007. The Company leases office space at another location under a tenant at will agreement. During December 2004, the Company entered into a sub-lease agreement for additional office space. This agreement expires October 2007. For the year ended December 31, 2004, rent expense amounted to $76,896.

ATLANTIC RESEARCH & CONSULTING, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2004

5.   COMMITMENTS (CONTINUED)

The Company leases an automobile under an operating lease agreement expiring March 2006. For the year ended December 31, 2004, total rental expense under this lease amounted to $6,465.

Future minimum lease payments under the non-cancelable portion of the leases as of December 31, 2004 were as follows:

For the
year ended
December 31,	Amount

2005	$159,300
2006	165,700
2007	141,500
Total	$466,500

6.   SIGNIFICANT CUSTOMERS

For the year ended December 31, 2004, two customers represented 31% (16% and 15%) of the Company’s revenues.

7.        RETIREMENT PLAN

The Company provides a 401(k) savings and retirement plan covering substantially all full-time employees.  Employees may contribute to the plan, in accordance with federal requirements.  Company contributions are at the discretion of the Board of Directors.  For the year ended December 31, 2004, contributions to the plan amounted to $11,079.

SIGNIA PARTNERS INC. AND SUBSIDIARY

Consolidated Financial Statements for the Year
Ended June 30, 2003 and
Independent Auditors’ Report

Pages

Independent Auditors' Report	1

Consolidated Balance Sheet	2

Consolidated Statement of Operations	3

Consolidated Statement of Shareholder's Equity	4

Consolidated Statement of Cash Flows	5

Notes to Consolidated Financial Statements	6-9

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholder of
Signia Partners Inc. and Subsidiary:

We have audited the accompanying consolidated balance sheet of Signia Partners Inc. and Subsidiary (the Company) as of June 30, 2003 and the related consolidated statement of operations, shareholder’s equity and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of the Company at June 30, 2003, and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Roche & Associates

January 13, 2005

Signia Partners Inc. and Subsidiary

CONSOLIDATED BALANCE SHEET
JUNE 30, 2003

ASSETS

Current assets
Cash and cash equivalents	$36,609
Accounts receivable	704,745
Other current assets	1,841
Total current assets	743,195

Furniture and equipment, software, net of accumulated depreciation of $83,674	25,920

Other assets	10,943

TOTAL ASSETS	$780,058

LIABILITIES AND SHAREHOLDER'S EQUITY

LIABILITIES

Current liabilities
Accounts payable	$2,259
Income taxes payable	18,593
Accrued expenses	44,765
Customer deposits	97,316
Current maturities of leases payable	17,219
Current maturites of notes payable	67,977
Total current liabilities	248,129

Long term liabilities
Leases payable	26,029
Notes payable	301,078
Deferred tax liability	118,768
Total long term liabilities	445,875

TOTAL LIABILITIES	694,004

SHAREHOLDER'S EQUITY

Common stock	1,000
Treasury stock	(300,000)
Capital in excess of par value	61,580
Accumulated excess	323,474

TOTAL SHAREHOLDER'S EQUITY	86,054

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY	$780,058

Signia Partners Inc. and Subsidiary

CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2003

Revenues	$3,290,277

Operating expenses:

Direct costs	1,935,467
Selling, general and administrative expenses	929,214
Total operating expenses	2,864,681

Operating income	425,596

Interest income	2,161
Interest expense	(42,547)

Income before provision for income taxes	385,210

Provision for income taxes	23,806

Net income	$361,404

Signia Partners Inc. and Subsidiary

CONSOLIDATED STATEMENT OF SHAREHOLDER'S EQUITY
FOR THE YEAR ENDED JUNE 30, 2003

					Capital		Total
	Common Stock		Treasury Stock		in excess	Accumulated	shareholder's
	Shares	Amount	Shares	Amount	of par value	excess	equity
Balance at July 1, 2002	250	$1,000	750	$(300,000)	$61,580	$(37,930)	$(275,350)

Net income						361,404	361,404

Balance at June 30, 2003	250	$1,000	750	$(300,000)	$61,580	$323,474	$86,054

Signia Partners Inc. and Subsidiary

CONSOLIDATED STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED JUNE 30, 2003

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$361,404
Adjustments to reconcile net income to net cash provided by operating activities:
Gain/Loss on disposal of fixed assets	1,600
Depreciation and amortization	46,179
Changes in assets and liabilities:
Increase in accounts receivable	(183,703)
Increase in other current assets	(1,825)
Decrease in other assets	15,769
Decrease in accounts payable	(1,047)
Decrease in other current payables	(169,017)

Net cash provided by operating activities	69,360

CASH FLOWS FROM INVESTING ACTIVITIES:

Purchase in fixed assets	(65,690)
Disposal in fixed assets	4,000

Net cash used by investing activities	(61,690)

CASH FLOWS FROM FINANCING ACTIVITIES:

Increase in leases payable	26,029
Decrease in notes payable	(106,570)

Net cash used by financing activities	(80,541)

Net decrease in cash and cash equivalents	(72,871)

Cash and cash equivalents at beginning of year	109,480

Cash and cash equivalents at end of year	$36,609

SIGNIA PARTNERS INC. AND SUBSIDIARY
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2003

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Signia Partners Inc. and its wholly owned subsidiary, Washington Researchers, Ltd. (collectively referred to as “Signia” or “the Company”) is a business research competitive analysis firm that provides a wide array of fact-based consulting services. From market entry strategy development support, to capabilities benchmarking, to prospect identification and win/loss analysis, Signia’s services focus on delivering actionable insights. Signia is privately held and was incorporated in the District of Columbia on July 1, 1983.

Effective January 1, 1999, Signia Partners Inc. acquired Washington Researchers, Ltd, which provides competitive intelligence training and materials. Washington Researchers, Ltd, results of operations are included in results of operations from the date of acquisition.

The significant accounting policies followed by Signia Partners Inc. and its subsidiary, Washington Researchers, Ltd, are described below.

Principles of consolidation

The consolidated financial statements include the accounts of Signia Partners Inc. and its subsidiary, Washington Researchers, Ltd. All material intercompany balances have been eliminated in consolidation.

Revenue recognition

The Company’s services are provided under two different types of contracts - retainer contracts and service contracts. Retainer contracts charge customers fixed monthly fees for services, and revenues are recognized ratably over the terms of the services. With regard to the Company’s service contracts, including quantitative market research, in-depth consulting and outsourced information services, revenues are recognized primarily on a percentage-of-completion basis. The Company typically enters into discrete contracts with customers for these services on a project-by-project basis. Payment milestones differ from contract to contract based on the client and the type of work performed. Generally, the Company invoices a client for a portion of a project in advance of work performed, with the balance invoiced throughout the fulfillment period and/or after the work is completed. However, revenue and costs are only recognized to the extent of each contract’s percentage-of -completion. Any revenue earned in excess of billings is recorded as a current asset on the Company’s balance sheet, while any billings in excess of revenue earned, which represent billed amounts relating to future periods, are recorded as unearned revenue, a current liability on the Company’s balance sheet.

Cash and cash equivalents

Cash and cash equivalents includes all highly liquid investments with original maturities of three months or less.

Property and equipment

Property and equipment is stated at cost less accumulated depreciation and amortization. Expenditures for maintenance and repairs which do not materially prolong the useful lives of the assets are charged to expense. Depreciation is computed using straight-line methods over the estimated useful lives of five and seven years. Amortization of leasehold improvements is computed using the straight-line method over the shorter of the underlying lease term or the estimated useful lives of the assets.

Income taxes

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis and operating losses and tax credit carryforwards. Deferred tax assets and liabilities are measured using currently enacted tax rates. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Realization of the net deferred tax assets is dependent on future reversals of existing taxable temporary differences and adequate future taxable income, exclusive of reversing temporary differences and carryforwards

Use of estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Such estimates primarily relate to unsettled transactions and events as of the date of the financial statements. Accordingly, upon settlement, actual results may differ from estimated amounts.

NOTE 2 - PROPERTY AND EQUIPMENT

Property and equipment consists of the following:

Office furniture and equipment	$68,596
Software	40,999

109,595
Less: accumulated depreciation
(83,674)

$25,920

Total depreciation expense on property and equipment was $46,179 for the year ended June 30, 2003.

NOTE 3 -NOTE PAYABLE

The Company has three installment notes payable with the former owner of Signia Partners, Inc. The initial principal on those notes totaled $365,252. The notes are for ten years beginning July 1, 2001. Interest and principle on the notes are paid monthly. The interest is at the rate of 9%. The note is secured by the stock of the Company.

In addition, the Company has an installment note payable with the former owner of Washington Researchers, Ltd. The initial principal on that note totaled $300,000. The note is for ten years beginning January 1, 1999. Interest and principle on the note is paid monthly. The interest is at the rate of 9%.

The outstanding balance of the four installment notes as of June 20, 2003 is $369,055.

NOTE 4 - RETIREMENT PLAN

The Company maintains a retirement plan (the Plan) for all employees. Participants may make voluntary contributions up to the maximum allowable by law. The Company matches employee contributions in an amount equal to the sum of 100% of the portion of the employee’s elective deferral which does not exceed 3% of the employee’s compensation plus 50% of the portion of such employee’s elective deferral which does not exceed 5% of the employee’s compensation. Total amount contributed cannot exceed the lesser of 15% of each employee’s eligible compensation or $24,000. Company and employee contributions are fully vested when made.

NOTE 5 - LEASE OBLIGATION

The Company leases office space in a building located at 1655 N. Fort Myer Dr., Arlington, VA. During the year ending June 30, 2003, base rent was $136,822 per year. Effective April 2004 the Company amended its lease to extend the term and to lease additional space contiguous to the existing space. The amended lease is for seven and one-half years, ending September 30, 2011.

The rent is $251,740 per annum through September 30, 2005 and increases 2.5% per lease year thereafter. In addition, the Company shall pay its pro-rata share of increases in the building real estate taxes and operating expenses for lease years commencing in 2005 and thereafter. The Company was not required to pay base rent for six months in the first year of the lease.

The annual base rent increases and the rent abatement are being amortized ratably over the life of the lease beginning April, 2004.

As of June 30, 2003 future minimum annual lease payments are as follows:

Year ending	Minimum annual
June 3	lease payments

2004	$167,974
2005	127,444
2006	259,647
2007	266,138
2008 and thereafter	1,207,581

Total	$2,028,784

Rent expense was $139,887 for the year ended June 30, 2003.

NOTE 6 - INCOME TAXES

The provision for income taxes consists of the following:

Current:
Federal	$13,197
State	5,396
$18,593
Deferred:
Federal	$93,318
State	25,450
$118,768

The amount of deferred taxes arises principally from recognition of timing differences due to the conversion of accounts receivable into cash.

SIGNIA PARTNERS INC. AND SUBSIDIARY

Consolidated Financial Statements for the Year
Ended June 30, 2004 and
Independent Auditors’ Report

Pages

Accountants' Review Report	1

Consolidated Balance Sheet	2

Consolidated Statement of Operations	3

Consolidated Statement of Shareholder's Equity	4

Consolidated Statement of Cash Flows	5

Notes to Consolidated Financial Statements	6-9

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholder of
Signia Partners, Inc. and Subsidiary:

We have audited the accompanying consolidated balance sheet of Signia Partners Inc. and Subsidiary (the Company) as of June 30, 2004 and the related consolidated statement of operations, shareholder’s equity and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of the Company at June 30, 2004, and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Roche & Associates

January 13, 2005

Signia Partners Inc. and Subsidiary

CONSOLIDATED BALANCE SHEET
JUNE 30, 2004

ASSETS

Current assets
Cash and cash equivalents	$122,399
Accounts receivable	1,068,790
Total current assets	1,191,189

Furniture and equipment, software, net of accumulated depreciation of $102,640	52,212

Other assets	8,677

TOTAL ASSETS	$1,252,078

LIABILITIES AND SHAREHOLDER'S EQUITY

LIABILITIES

Current liabilities
Income taxes payable	$21,178
Accrued expense	87,181
Customer deposits	147,011
Current maturities of leases payable	4,245
Current maturites of notes payable	30,894
Total current liabilities	290,509

Long term liabilities
Leases payable	$21,784
Notes payable	256,683
Deferred tax liability	214,354
Total other liabilities	492,821

TOTAL LIABILITIES	783,330

SHAREHOLDER'S EQUITY

Common stock	1,000
Treasury stock	(300,000)
Capital in excess of par value	61,580
Accumulated excess	706,168

TOTAL SHAREHOLDER'S EQUITY	468,748

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY	$1,252,078

Signia Partners Inc.and Subsidiary

CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2004

Revenues	$4,407,070

Operating expenses:

Direct costs	2,911,933
Selling, general and administrative expenses	926,594
Total operating expenses	3,838,527

Operating income	568,543

Interest income	3,879
Interest expense	(35,890)

Income before provision for income taxes	536,532

Provision for income taxes	153,838

Net income	$382,694

Signia Partners Inc. and Subsidiary

CONSOLIDATED STATEMENT OF SHAREHOLDER'S EQUITY
FOR THE YEAR ENDED JUNE 30, 2004

					Capital		Total
	Common Stock		Treasury Stock		in excess	Accumulated	shareholder's
	Shares	Amount	Shares	Amount	of par value	excess	equity

Balance at July 1, 2003	250	$1,000	750	$(300,000)	$61,580	$323,474	$86,054

Net income						382,694	$382,694

Balance at June 30, 2004	250	$1,000	750	$(300,000)	$61,580	$706,168	$468,748

Signia Partners Inc. and Subsidiary

CONSOLIDATED STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED JUNE 30, 2004

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$382,694
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	18,974
Changed in assets and liabilities:
Increase in accounts receivable	(364,054)
Decrease in other current assets	1,841
Decrease in other assets	2,266
Decrease in accounts payable	(2,259)
Increase in other current payables	44,639

Net cash provided by operating activities	84,101

CASH FLOWS FROM INVESTING ACTIVITIES:

Purchase in fixed assets	(45,257)

Net cash used by investing activities	(45,257)

CASH FLOWS FROM FINANCING ACTIVITIES:

Decrease in leases payable	(4,245)
Decrease in notes payable	(44,395)
Increase in deferred tax liability	95,586

Net cash used by financing activities	46,946

Net increase in cash and cash equivalents	85,790

Cash and cash equivalents at beginning of year	36,609

Cash and cash equivalents at end of year	$122,399

SIGNIA PARTNERS INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2004

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Signia Partners Inc. and its wholly owned subsidiary, Washington Researchers, Ltd. (collectively referred to as “Signia” or “the Company”) is a business research competitive analysis firm that provides a wide array of fact-based consulting services. From market entry strategy development support, to capabilities benchmarking, to prospect identification and win/loss analysis, Signia Partners Inc.’s services focus on delivering actionable insights. Signia Partners Inc. is privately held and was incorporated in the District of Columbia on July 1, 1983.

Effective January 1, 1999, Signia Partners Inc. acquired Washington Researchers, Ltd, which provides competitive intelligence training and materials. Washington Researchers, Ltd, results of operations are included in results of operations from the date of acquisition.

The significant accounting policies followed by Signia Partners Inc. and its subsidiary, Washington Researchers, Ltd. are described below.

Principles of consolidation

The consolidated financial statements include the accounts of Signia Partners Inc. and its subsidiary, Washington Researchers, Ltd,. All material intercompany balances have been eliminated in consolidation.

Revenue recognition

The Company’s services are provided under two different types of contracts - retainer contracts and service contracts. Retainer contracts charge customers fixed monthly fees for services, and revenues are recognized ratably over the terms of the services. With regard to the Company’s service contracts, including quantitative market research, in-depth consulting and outsourced information services, revenues are recognized primarily on a percentage-of-completion basis. The Company typically enters into discrete contracts with customers for these services on a project-by-project basis. Payment milestones differ from contract to contract based on the client and the type of work performed. Generally, the Company invoices a client for a portion of a project in advance of work performed, with the balance invoiced throughout the fulfillment period and/or after the work is completed. However, revenue and costs are only recognized to the extent of each contract’s percentage-of -completion. Any revenue earned in excess of billings is recorded as a current asset on the Company’s balance sheet, while any billings in excess of revenue earned, which represent billed amounts relating to future periods, are recorded as unearned revenue, a current liability on the Company’s balance sheet.

Cash and cash equivalents

Cash and cash equivalents includes all highly liquid investments with original maturities of three months or less.

Property and equipment

Property and equipment is stated at cost less accumulated depreciation and amortization. Expenditures for maintenance and repairs which do not materially prolong the useful lives of the assets are charged to expense. Depreciation is computed using straight-line methods over the estimated useful lives of five and seven years. Amortization of leasehold improvements is computed using the straight-line method over the shorter of the underlying lease term or the estimated useful lives of the assets.

Income taxes

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis and operating losses and tax credit carryforwards. Deferred tax assets and liabilities are measured using currently enacted tax rates. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Realization of the net deferred tax assets is dependent on future reversals of existing taxable temporary differences and adequate future taxable income, exclusive of reversing temporary differences and carryforwards.

Use of estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Such estimates primarily relate to unsettled transactions and events as of the date of the financial statements. Accordingly, upon settlement, actual results may differ from estimated amounts.

NOTE 2 - PROPERTY AND EQUIPMENT

Property and equipment consists of the following:

Office furniture and equipment	$113,853
Software	40,999

154,852

Less: accumulated depreciation	(102,640)

$52,212

Total depreciation expense on property and equipment was $18,974 for the year ended June 30, 2004.

NOTE 3 -NOTE PAYABLE

The Company has three installment notes payable with the former owner of Signia Partners, Inc. The initial principal on those notes totaled $365,252. The notes are for ten years beginning July 1, 2001. Interest and principle on the notes are paid monthly. The interest is at the rate of 9%. The note is secured by the stock of the Company.

The outstanding balance of the three installment notes as of June 20, 2004 is $287,578.

NOTE 4 - RETIREMENT PLAN

The Company maintains a retirement plan (the Plan) for all employees. Participants may make voluntary contributions up to the maximum allowable by law. The Company matches employee contributions in an amount equal to the sum of 100% of the portion of the employee’s elective deferral which does not exceed 3% of the employee’s compensation plus 50% of the portion of such employee’s elective deferral which does not exceed 5% of the employee’s compensation. Total amount contributed cannot exceed the lesser of 15% of each employee’s eligible compensation or $24,000. Company and employee contributions are fully vested when made.

NOTE 5 - LEASE OBLIGATION

The Company leases office space in a building located at 1655 N. Fort Myer Dr., Arlington, VA. Effective April 2004 the Company amended its lease to extend the term and to lease additional space contiguous to the existing space. The amended lease is for seven and one-half years, ending September 30, 2011.

The rent is $251,740 per annum through September 30, 2005 and increases 2.5% per lease year thereafter. In addition, the Company shall pay its pro-rata share of increases in the building real estate taxes and operating expenses for lease years commencing in 2005 and thereafter. The Company was not required to pay base rent for six months in the first year of the lease.

The annual base rent increases and the rent abatement are being amortized ratably over the life of the lease beginning April 2004.

As of June 30, 2004 future minimum annual lease payments are as follows:

Year ending	Minimum annual
June 30	lease payments

2005	$127,444
2006	259,647
2007	266,138
2008	272,791
2009 and thereafter	934,790

Total	$1,860,810

Rent expense was $169,164 for the year ended June 30, 2004.

NOTE 6 - INCOME TAXES

The provision for income taxes consists of the following:

Current:
Federal	$16,259
State	4,919
$21,178
Deferred:
Federal	$168,286
State	46,068
$214,354

The amount of deferred taxes arises principally from recognition of timing differences due to the conversion of accounts receivable into cash.

SIGNIA PARTNERS INC. AND SUBSIDIARY

Consolidated Financial Statements for the Six Months
Ended December 31, 2003 and
Accountants’ Review Report

Pages

Accountants' Review Report	1

Consolidated Balance Sheet	2

Consolidated Statement of Operations	3

Consolidated Statement of Shareholder's Equity	4

Consolidated Statement of Cash Flows	5

Notes to Consolidated Financial Statements	6-9

ACCOUNTANTS’ REVIEW REPORT

To the Board of Directors and Stockholder of
Signia Partners Incorporated:

We have reviewed the accompanying consolidated balance sheet of Signia Partners Inc. (the Company) as of December 31, 2003, and for the period July 1, 2003 to December 31, 2003, and the related consolidated statement of operations, stockholder’s equity and cash flows for the six months then ended, in accordance with Statement on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. All information included in these financial statements is the representation of the management of Signia Partners Inc.

A review consists principally of inquiries of Company personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying statements in order for them to be in conformity with generally accepted accounting principles.

/s/ Roche & Associates

January 13, 2005

Signia Partners Inc. and Subsidiary

CONSOLIDATED BALANCE SHEET
DECEMBER 31, 2003

ASSETS

Current assets
Cash and cash equivalents	$710,631
Accounts receivable	544,571
Other current assets	2,502
Total current assets	1,257,704

Furniture and equipment, software, net of accumulated depreciation of $91,874	34,307

Other assets	10,943

TOTAL ASSETS	$1,302,954

LIABILITIES AND OWNER'S EQUITY

LIABILITIES

Current liabilities
Accounts payable	$5,175
Income taxes payable	135,894
Accrued expense	51,147
Deferred revenue	238,486
Current maturities of leases payable	35,354
Current maturites of notes payable	27,943
Total current liabilities	493,999

Long term liabilities
Leases payable	-
Notes payable	287,578
Deferred tax liability	152,479
Total other liabilities	440,057

TOTAL LIABILITIES	934,056

SHAREHOLDER'S EQUITY

Common stock	1,000
Treasury stock	(300,000)
Capital in excess of par value	61,580
Accumulated excess	606,318

TOTAL OWNER'S EQUITY	368,898

TOTAL LIABILITIES AND OWNER'S EQUITY	$1,302,954

Signia Partners Inc. and Subsidiary

CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2003

Revenues	$2,199,026

Operating expenses:

Direct costs	1,309,051
Selling, general and administrative expenses	410,610
Total operating expenses	1,719,661

Operating income	479,365

Interest income	1,555
Interest expense	(19,182)

Income before provision for income taxes	461,738

Provision for income taxes	178,894

Net income	$282,844

Signia Partners Inc. and Subsidiary

CONSOLIDATED STATEMENT OF SHAREHOLDER'S EQUITY
FOR THE SIX MONTHS ENDED DECEMBER 31, 2003

					Capital		Total
	Common Stock		Treasury Stock		in excess	Accumulated	shareholder's
	Shares	Amount	Shares	Amount	of par value	excess	equity

Balance at July 1, 2004	250	$1,000	$750	$(300,000)	$61,580	$323,474	$86,054

Net income						282,844	282,844

Balance at December 31, 2004	250	$1,000	$750	$(300,000)	$61,580	$606,318	$368,898

Signia Partners Inc. and Subsidiary

STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2003

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$282,844
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	8,200
Changed in assets and liabilities:
(Increase) decrease in accounts receivable	160,174
(Increase) decrease in other current assets	(661)
Increase (decrease) in current payables	245,870

Net cash provided by operating activities	696,427

CASH FLOWS FROM INVESTING ACTIVITIES:

Purchase in fixed assets	(16,587)

Net cash used by investing activities	(16,587)

CASH FLOWS FROM FINANCING ACTIVITIES:

Decrease in leases payable	(26,029)
Decrease in notes payable	(13,500)
Decrease in deferred tax liability	33,711

Net cash used by financing activities	(5,818)

Net increase (decrease) in cash and cash equivalents	674,022

Cash and cash equivalents at beginning of year	36,609

Cash and cash equivalents at end of year	$710,631

SIGNIA PARTNERS, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2003

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Signia Partners Inc. and its wholly owned subsidiary, Washington Researchers, Ltd. (collectively referred to as “Signia” or “the Company”) is a business research competitive analysis firm that provides a wide array of fact-based consulting services. From market entry strategy development support, to capabilities benchmarking, to prospect identification and win/loss analysis, Signia Partners Inc.’s services focus on delivering actionable insights. Signia Partners Inc. is privately held and was incorporated in the District of Columbia on July 1, 1983.

Effective January 1, 1999, Signia Partners Inc. acquired Washington Researchers, Ltd, which provides competitive intelligence training and materials. Washington Researchers, Ltd, results of operations are included in results of operations from the date of acquisition.

The significant accounting policies followed by Signia Partners Inc. and its subsidiary, Washington Researchers, Ltd. are described below.

Principles of consolidation

The consolidated financial statements include the accounts of Signia Partners Inc. and its subsidiary, Washington Researchers, Ltd,. All material intercompany balances have been eliminated in consolidation.

Revenue recognition

The Company’s services are provided under two different types of contracts - retainer contracts and service contracts. Retainer contracts charge customers fixed monthly fees for services, and revenues are recognized ratably over the terms of the services. With regard to the Company’s service contracts, including quantitative market research, in-depth consulting and outsourced information services, revenues are recognized primarily on a percentage-of-completion basis. The Company typically enters into discrete contracts with customers for these services on a project-by-project basis. Payment milestones differ from contract to contract based on the client and the type of work performed. Generally, the Company invoices a client for a portion of a project in advance of work performed, with the balance invoiced throughout the fulfillment period and/or after the work is completed. However, revenue and costs are only recognized to the extent of each contract’s percentage-of -completion. Any revenue earned in excess of billings is recorded as a current asset on the Company’s balance sheet, while any billings in excess of revenue earned, which represent billed amounts relating to future periods, are recorded as unearned revenue, a current liability on the Company’s balance sheet.

Cash and cash equivalents

Cash and cash equivalents includes all highly liquid investments with original maturities of three months or less.

Property and equipment

Property and equipment is stated at cost less accumulated depreciation and amortization. Expenditures for maintenance and repairs which do not materially prolong the useful lives of the assets are charged to expense. Depreciation is computed using straight-line methods over the estimated useful lives of five and seven years. Amortization of leasehold improvements is computed using the straight-line method over the shorter of the underlying lease term or the estimated useful lives of the assets.

Income taxes

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis and operating losses and tax credit carryforwards. Deferred tax assets and liabilities are measured using currently enacted tax rates. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Realization of the net deferred tax assets is dependent on future reversals of existing taxable temporary differences and adequate future taxable income, exclusive of reversing temporary differences and carryforwards.

Use of estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Such estimates primarily relate to unsettled transactions and events as of the date of the financial statements. Accordingly, upon settlement, actual results may differ from estimated amounts.

NOTE 2 - PROPERTY AND EQUIPMENT

Property and equipment consists of the following:

Office furniture and equipment	$85,182
Software	40,999

126,181

Less: accumulated depreciation	(91,874)

$34,307

Total depreciation expense on property and equipment was $8,200 for the six months ended December 31, 2003.

NOTE 3 -NOTE PAYABLE

The Company has three installment notes payable with the former owner of Signia Partners, Inc. The initial principal on those notes totaled $365,252. The notes are for ten years beginning July 1, 2001. Interest and principal on the notes are paid monthly. The interest is at the rate of 9%. The note is secured by the stock of the Company.

In addition, the Company has an installment note payable with the former owner of Washington Researchers, Ltd. The initial principal on that note totaled $300,000. The note is for ten years beginning January 1, 1999. Interest and principal on the note is paid monthly. The interest is at the rate of 9%.

The outstanding balance of the four installment notes as of December 31, 2003 is $315,520.

NOTE 4 - RETIREMENT PLAN

The Company maintains a retirement plan (the Plan) for all employees. Participants may make voluntary contributions up to the maximum allowable by law. The Company matches employee contributions in an amount equal to the sum of 100% of the portion of the employee’s elective deferral which does not exceed 3% of the employee’s compensation plus 50% of the portion of such employee’s elective deferral which does not exceed 5% of the employee’s compensation. Total amount contributed cannot exceed the lesser of 15% of each employee’s eligible compensation or $24,000. Company and employee contributions are fully vested when made.

NOTE 5 - LEASE OBLIGATION

The Company leases office space in a building located at 1655 N. Fort Myer Dr., Arlington, VA. Effective April 2004 the Company amended its lease to extend the term and to lease additional space contiguous to the existing space. The amended lease is for seven and one-half years, ending September 30, 2011. The rent is $251,740 per annum through September 30, 2005 and increases 2.5% per lease year thereafter. In addition, the Company shall pay its pro-rata share of increases in the building real estate taxes and operating expenses for lease years commencing in 2005 and thereafter. The Company was not required to pay base rent for six months in the first year of the lease.

The annual base rent increases and the rent abatement are being amortized ratably over the life of the lease beginning April, 2004.

As of December 31, 2003 future minimum annual lease payments are as follows:

Year ending December 31	Minimum annual lease payments

2004	$98,072
2005	256,461
2006	262,872
2007	269,444
2008 and thereafter	1,072,032

Total	$1,958,881

Rent expense was $69,902 for the six months ended December 31, 2003.

NOTE 6 - INCOME TAXES

The provision for income taxes consists of the following:

Current:
Federal	$115,542
State	20,352
$135,894
Deferred:
Federal	$119,805
State	32,674
$152,479

The amount of deferred taxes arises principally from recognition of timing differences due to the conversion of accounts receivable into cash.

SIGNIA PARTNERS INC. AND SUBSIDIARY

Consolidated Financial Statements for the Six Months
Ended December 31, 2004 and
Accountants’ Review Report

Pages

Independent Auditors' Report	1

Consolidated Balance Sheet	2

Consolidated Statement of Operations	3

Consolidated Statement of Shareholder's Equity	4

Consolidated Statement of Cash Flows	5

Notes to Consolidated Financial Statements	6-9

ACCOUNTANTS’ STANDARD REPORT

To the Board of Directors and Stockholder of
Signia Partners Incorporated:

We have reviewed the accompanying consolidated balance sheet of Signia Partners Inc. (the Company) as of December 31, 2004, and for the period July 1, 2004 to December 31, 2004, and the related consolidated statement of operations, stockholder’s equity and cash flows for the six months then ended, in accordance with Statement on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. All information included in these financial statements is the representation of the management of the Signia Partners Inc.

A review consists principally of inquiries of Company personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying statements in order for them to be in conformity with generally accepted accounting principles.

/s/ Roche & Associates

January 13, 2005

Signia Partners Inc. and Subsidiary

CONSOLIDATED BALANCE SHEET
DECEMBER 31, 2004

ASSETS

Current assets
Cash and cash equivalents	$934,976
Accounts receivable	716,698
Other current assets	21,325
Total current assets	1,672,999

Furniture and equipment, software, net of accumulated depreciation of $109,373	49,013

Other assets	8,677

TOTAL ASSETS	$1,730,689

LIABILITIES AND OWNER'S EQUITY

LIABILITIES

Current liabilities
Accrued expense	$526,908
Pension plan payable	15,660
Deferred revenue	158,468
Current maturities of leases payable	5,427
Current maturites of notes payable	32,311
Total current liabilities	738,774

Long term liabilities
Leases payable	11,896
Notes payable	240,166
Accrued rent	129,439
Deferred tax liability	197,315
Total other liabilities	578,816

TOTAL LIABILITIES	1,317,590

SHAREHOLDER'S EQUITY

Common stock	1,000
Treasury stock	(300,000)
Capital in excess of par value	61,580
Accumulated excess	650,519

TOTAL OWNER'S EQUITY	413,099

TOTAL LIABILITIES AND OWNER'S EQUITY	$1,730,689

Signia Partners Inc. and Subsidiary

CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2004

Revenues	$2,238,743

Operating expenses:

Direct costs	1,740,066
Selling, general and administrative expenses	556,885
Total operating expenses	2,296,951

Operating income	(58,208)

Interest income	2,686
Interest expense	(14,896)

Income before provision for income taxes	(70,418)

Benefit for income taxes	(14,769)

Net income	$(55,649)

Signia Partners Inc. and Subsidiary

CONSOLIDATED STATEMENT OF SHAREHOLDER'S EQUITY
FOR THE SIX MONTHS ENDED DECEMBER 31, 2004

					Capital		Total
	Common Stock		Treasury Stock		in excess	Accumulated	shareholder's
	Shares	Amount	Shares	Amount	of par value	excess	equity

Balance at July 1, 2004	250	$1,000	$750	$(300,000)	$61,580	$706,168	$468,748

Net income						(55,649)	(55,649)

Balance at December 31, 2004	250	$1,000	$750	$(300,000)	$61,580	$650,519	$413,099

Signia Partners Inc. and Subsidiary

STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2004

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$(55,649)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	6,733
Changed in assets and liabilities:
(Increase) decrease in accounts receivable	352,092
(Increase) decrease in other current assets	(21,325)
Increase (decrease) in current payables	448,265

Net cash provided by operating activities	730,116

CASH FLOWS FROM INVESTING ACTIVITIES:

Purchase in fixed assets	(3,534)

Net cash used by investing activities	(3,534)

CASH FLOWS FROM FINANCING ACTIVITIES:

Decrease in leases payable	(9,888)
Decrease in notes payable	(16,517)
Increase in accrued rent	129,439
Decrease in deferred tax liability	(17,039)

Net cash used by financing activities	85,995

Net increase (decrease) in cash and cash equivalents	812,577

Cash and cash equivalents at beginning of year	122,399

Cash and cash equivalents at end of year	$934,976

SIGNIA PARTNERS, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Signia Partners Inc. and its wholly owned subsidiary, Washington Researchers, Ltd. (collectively referred to as “Signia” or “the Company”) is a business research competitive analysis firm that provides a wide array of fact-based consulting services. From market entry strategy development support, to capabilities benchmarking, to prospect identification and win/loss analysis, Signia Partners Inc.’s services focus on delivering actionable insights. Signia Partners Inc. is privately held and was incorporated in the District of Columbia on July 1, 1983.

Effective January 1, 1999, Signia Partners Inc. acquired Washington Researchers, Ltd, which provides competitive intelligence training and materials. Washington Researchers, Ltd, results of operations are included in results of operations from the date of acquisition.

The significant accounting policies followed by Signia Partners Inc. and its subsidiary, Washington Researchers, Ltd. are described below.

Principles of consolidation

The consolidated financial statements include the accounts of Signia Partners Inc. and its subsidiary, Washington Researchers, Ltd,. All material intercompany balances have been eliminated in consolidation.

Revenue recognition

The Company’s services are provided under two different types of contracts - retainer contracts and service contracts. Retainer contracts charge customers fixed monthly fees for services, and revenues are recognized ratably over the terms of the services. With regard to the Company’s service contracts, including quantitative market research, in-depth consulting and outsourced information services, revenues are recognized primarily on a percentage-of-completion basis. The Company typically enters into discrete contracts with customers for these services on a project-by-project basis. Payment milestones differ from contract to contract based on the client and the type of work performed. Generally, the Company invoices a client for a portion of a project in advance of work performed, with the balance invoiced throughout the fulfillment period and/or after the work is completed. However, revenue and costs are only recognized to the extent of each contract’s percentage-of -completion. Any revenue earned in excess of billings is recorded as a current asset on the Company’s balance sheet, while any billings in excess of revenue earned, which represent billed amounts relating to future periods, are recorded as unearned revenue, a current liability on the Company’s balance sheet.

Cash and cash equivalents

Cash and cash equivalents includes all highly liquid investments with original maturities of three months or less.

Property and equipment

Property and equipment is stated at cost less accumulated depreciation and amortization. Expenditures for maintenance and repairs which do not materially prolong the useful lives of the assets are charged to expense. Depreciation is computed using straight-line methods over the estimated useful lives of five and seven years. Amortization of leasehold improvements is computed using the straight-line method over the shorter of the underlying lease term or the estimated useful lives of the assets.

Income taxes

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis and operating losses and tax credit carryforwards. Deferred tax assets and liabilities are measured using currently enacted tax rates. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Realization of the net deferred tax assets is dependent on future reversals of existing taxable temporary differences and adequate future taxable income, exclusive of reversing temporary differences and carryforwards

Use of estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Such estimates primarily relate to unsettled transactions and events as of the date of the financial statements. Accordingly, upon settlement, actual results may differ from estimated amounts.

NOTE 2 - PROPERTY AND EQUIPMENT

Property and equipment consists of the following:

Office furniture and equipment	$116,338
Software	42,048

158,386

Less: accumulated depreciation	(109,373)

$49,013

Total depreciation expense on property and equipment was $6,733 for the six months ended December 31, 2004.

NOTE 3 -NOTE PAYABLE

The Company has three installment notes payable with the former owner of Signia Partners, Inc. The initial principal on those notes totaled $365,252. The notes are for ten years beginning July 1, 2001. Interest and principle on the notes are paid monthly. The interest is at the rate of 9%. The note is secured by the stock of the Company.

The outstanding balance of the three installment notes as of December 31, 2004 is $272,477.

NOTE 4 - RETIREMENT PLAN

The Company maintains a retirement plan (the Plan) for all employees. Participants may make voluntary contributions up to the maximum allowable by law. The Company matches employee contributions in an amount equal to the sum of 100% of the portion of the employee’s elective deferral which does not exceed 3% of the employee’s compensation plus 50% of the portion of such employee’s elective deferral which does not exceed 5% of the employee’s compensation. Total amount contributed cannot exceed the lesser of 15% of each employee’s eligible compensation or $24,000. Company and employee contributions are fully vested when made.

NOTE 5 - LEASE OBLIGATION

The Company leases office space in a building located at 1655 N. Fort Myer Dr., Arlington, VA. Effective April 2004 the Company amended its lease to extend the term and to lease additional space contiguous to the existing space. The amended lease is for seven and one-half years, ending September 30, 2011.

The rent is $251,740 per annum through September 30, 2005 and increases 2.5% per lease year thereafter. In addition, the Company shall pay its pro-rata share of increases in the building real estate taxes and operating expenses for lease years commencing in 2005 and thereafter. The Company was not required to pay base rent for six months in the first year of the lease.

The annual base rent increases and the rent abatement are being amortized ratably over the life of the lease beginning April, 2004.

As of December 31, 2004 future minimum annual lease payments are as follows:

Year ending	Minimum annual
December 31	lease payments

2005	$256,461
2006	262,872
2007	269,444
2008	276,180
2009 and thereafter	795,852

Total	$1,860,809

Rent expense was $128,250 for the six months ended December 31, 2004.

NOTE 6 - INCOME TAXES

The provision for income taxes consists of the following:

Current:
Federal	$—
State	—
$—
Deferred:
Federal	$155,033
State	42,282
$197,315

The amount of deferred taxes arises principally from recognition of timing differences due to the conversion of accounts receivable into cash.

Item 9.01 (b)

FIND/SVP, INC.
UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

On April 1, 2005, Find/SVP, Inc. (the “Company”) acquired Atlantic Research and Consulting, Inc. and Signia Partners, Inc. as described in Item 2.01 of the Company’s Form 8-K filed on April 6, 2005, which is herein incorporated by reference.

The accompanying pro forma combined financial information gives effect to the Atlantic and Signia acquisitions using the assumptions and adjustments set forth in the accompanying notes. The pro forma statements of operations for the year ended December 31, 2004 has been prepared assuming both transactions occurred on January 1, 2004. The pro forma balance sheet as of December 31, 2004 has been prepared assuming both transactions were consummated at that date.

The Unaudited Pro Forma Combined Financial Information of the combined entities is presented for illustrative purposes only, and therefore does not purport to present the consolidated financial position or consolidated results of operations of Find/SVP, Inc. had the acquisitions occurred on the dates indicated, nor is it necessarily indicative of the results of operations which may be expected to occur in the future.

The historical financial information for Atlantic and Signia have been derived from financial information obtained from the previous owners of such entities. The pro forma adjustments relating to the merger represent the Company’s preliminary determination of these adjustments and are based upon available information and certain assumptions the Company considers reasonable under the circumstances. Final amounts could differ from those set forth herein.

In accordance with the provisions of SFAS No. 142 “Goodwill and other Intangible Assets,” the Company will not amortize goodwill and intangible assets with indefinite lives that are recorded in these transactions. The Company will perform an annual impairment test of such goodwill and intangible assets. For purposes of the pro forma financial information, no such impairment has been identified or included in the results of operations for the periods presented.

FIND/SVP, INC.
Unaudited Pro Forma Combined Balance Sheet
As of December 31, 2004
(in thousands)

	Historical			Pro Forma
ASSETS	FIND/SVP	Atlantic	Signia	Adjustments	Note	Combined

Current assets:

Cash and cash equivalents	$4,519	$155	$935	$(3,631)	(1)	$1,978
Accounts receivable, net	6,215	927	717			7,859
Deferred tax assets	696	—	—			696
Prepaid expenses and other current assets	1,240	1	21			1,262

Total current assets	12,670	1,084	1,673	(3,631)		11,795

Equipment and leasehold improvements, net	2,336	227	49			2,612

Other assets:
Goodwill, net	12,214	—	—	4,453	(2)	16,667
Other intangibles	1,002	—	—	2,130	(3)	3,132
Deferred tax assets	783	—	—			783
Rental assets	335	—	—			335
Cash surender value of life insurance	127	—	—			127
Non-marketable equity securities	23	—	—			23
Other assets	532	—	9	673	(4)	1,214

	$30,022	$1,310	$1,731	$3,625		$36,688

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:

Current maturities of notes payable	$—	$37	$38	$900	(5)	$975
Trade accounts payable	1,267	353	—			1,620
Accrued expenses and other	5,099	140	543	(488)	(6)	5,294
Unearned retainer income	3,472	—	158			3,630

Total current liabilities	9,838	530	739	412		11,519

Notes payable	—	—	240	3,600	(5)	3,840
Other Long Term Liabilities	—	7	339			345
Deferred compensation	404	—	—			404

Total liabilities	10,242	536	1,318	4,012		16,108

Redemption value of redeemable convertible preferred stock	570	—	—			570

Initial redemption value of redeemable common stock	1,090	—	—			1,090

Shareholders' equity (deficit):
Common stock	2	1	1	(2)	(7)	2
Capital in excess of par value	25,850	46	62	693	(7)	26,650
Treasury Stock			(300)	300	(7)	—
Deferred stock based compensation	(214)	—	—			(214)
Loan receivable for stock purchase	(50)	—	—			(50)
Retained Earnings(Accumulated deficit)	(7,468)	727	651	(1,378)	(7)	(7,468)

Total shareholders' equity (deficit)	18,120	774	413	(387)		18,920

	$30,022	$1,310	$1,731	$3,625		$36,688

See notes to unaudited pro forma combined financial information

FIND/SVP, INC.
Unaudited Pro Forma Combined Statement of Operations
For the twelve months ended December 31, 2004
(in thousands, except share data)
	Historical			Pro Forma
	FIND/SVP	Atlantic	Signia	Adjustments	Notes	Combined

Revenues	$38,437	$5,750	$4,447			$48,634

Operating expenses:
Direct costs	22,384	2,476	3,343	(658)	(8)	27,545
Selling, general, and administrative expenses	16,309	2,831	1,073	(347)	(9)	19,866

Operating (loss) income	(256)	443	31	1,005		1,223

Interest income	14	—	5			19
Other income	4	—	—			4
Gain on sale of assets	92	—	—			92
Interest expense	(1,609)	(24)	(32)	(388)	(10)	(2,053)
Equity loss on investment	(94)	—	—			(94)
Impairment on investment	(96)	—	—			(96)

(Loss) income before benefit (provision) for income taxes	(1,945)	419	4	618		(905)

Benefit (provision) for income taxes	—	—	40	(363)	(11)	(323)

Net (loss) income	(1,945)	419	44	255		(1,228)

Accretion on redeemable common shares	(113)	—	—			(113)
Preferred dividends	(40)	—	—			(40)

Earnings (loss) available to common shareholders	$(2,098)	$419	$44	$255		$(1,381)

Net loss per common share - basic and diluted	$(0.12)					$(0.08)

Weighted average shares outstanding - basic & diluted	17,212,834					17,712,991

See notes to unaudited pro forma combined financial information

FIND/SVP, INC.
NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

Pro forma adjustments:
The following are descriptions of pro forma purchase accounting and acquisition-related adjustments (in thousands), which are further described in the following notes.

1) Adjustments to cash and cash equivalents:
Note (a)	$4,500
Note (b)	(613)
Note (c)	94
Note (d)	(94)
Note (e)	(128)
Note (f)	(3,782)
Note (g)	(3,608)
Total adjustment	$(3,631)

2) Adjustments to goodwill:
Note (h)	$2,314
Note (i)	2,139
Total adjustment	$4,453

3) Adjustments to intangibles:
Note (h)	$860
Note (i)	1,270
Total adjustment	$2,130

4) Adjustment to other assets:
Note (j)	$450
Note (k)	163
Note (l)	128
Note (m)	(68)
Total adjustment	$673

5) Adjustments to notes payable:
Note (n)	$3,600
Note (o)	900
Note (p)	94
Note (p)	(94)
Total adjustment	$4,500

6) Adjustments to accrued expenses:
Note (q)	$(151)
Note (q)	(337)
Total adjustment	$(488)

7) Adjustments to shareholders’ equity:
Note (r)	$(1)
Note (r)	(1)
Note (r)	500
Note (r)	300
Note (r)	(46)
Note (r)	(62)
Note (r)	300
Note (r)	(727)
Note (r)	(650)
Total adjustment	$(387)

8) Adjustments to direct costs:
Note (s)	$(659)
Note (t)	(22)
Note (u)	23
Total adjustment	$(658)

9) Adjustments to selling, general, and administrative expenses:
Note (v)	$(114)
Note (w)	(244)
Note (x)	11
Total adjustment	$(347)

10) Adjustments to interest expense:
Note (y)	$148
Note (y)	264
Note (y)	(24)
Total adjustment	$388

11) Adjustment to provision/(benefit) for income taxes:
Note (z)	$363
Total adjustment	$363

(a)	Represents gross loan proceeds from the Bank of America (“B of A”) term note.

(b)
Represents financing fees paid in conjunction with the B of A credit facility. The fees were as follows:(i) $450,000 paid to Jefferies and Co. who introduced the Company to B of A; (ii) $100,000 paid as an origination fee to B of A; (iii) $50,000 paid to B of A’s attorney; and (iv) $13,000 paid for various lien searches.

(c)	Represents drawdown on revolver by Atlantic prior to closing.

(d)	Represents payment of revolver by the Company at closing.

(e)	Represents payment of legal fees related to B of A credit facility.

(f)	Cash purchase price of Atlantic, including $182,000 of related transaction costs.

(g)	Cash purchase price of Signia, including $236,000 of related transaction costs.

(h)	Preliminary goodwill and intangibles related to the Signia acquisition.

(i)	Preliminary goodwill and intangibles related to the Atlantic acquisition.

(j)	Represents financing fees paid to Jefferies and Co. who introduced the Company to B of A.

(k)	Represents B of A origination fee, lien search fee, and bank legal fees.

(l)	Represents legal fees related to the B of A credit facility.

(m)	Elimination of transaction fees that ultimately reside in preliminary goodwill.

(n)	Represents the long-term portion of the B of A term note.

(o)	Represents the current portion of the B of A term note.

(p)	Represents the drawdown of revolver by Atlantic prior to closing, and the subsequent payoff of the revolver by the Company at the closing of the Atlantic acquisition.

(q)
Represents the elimination of: (i) accrued transaction costs which were paid prior to or at the closing of the Signia and Atlantic acquisitions and (ii) the elimination of non-recurring accrued bonuses that were paid to certain members of Signia’s management prior to the closing of the acquisition by the Company.

(r)
Represents (i) the elimination of historical Signia common stock of $1,000 and the elimination of historical Atlantic common stock of $1,000; (ii) $500,000 of capital in excess of par value recorded upon the issuance of the Company’s common stock in connection with the Atlantic acquisition; (iii) $300,000 of capital in excess of par value recorded upon the issuance of the Company’s common stock in connection with the Signia acquisition; (iv) the elimination of $46,000 of historical capital in excess of par value in connection with Atlantic acquisition and the elimination of $62,000 of historical capital in excess of par value in connection with Signia acquisition; (v) the elimination of $300,000 of treasury stock in connection with the Signia acquisition, and (vi) the elimination of Atlantic’s retained earnings of $727,000, and the elimination of Signia’s retained earnings of $650,000.

(s)
Represents the: (i) $231,000 elimination of Signia’s CEO compensation in excess of his post-acquisition compensation level; (ii) the $31,000 elimination of other members of Signia management’s compensation in excess of their respective post-acquisition compensation levels, and (iii) the $397,000 elimination of non-recurring bonus expense for bonuses that were paid to certain members of Signia’s management prior to the closing of the acquisition by the Company.

(t)	Represents the elimination of $22,000 related to non-recurring Atlantic moving and expansion costs incurred in anticipation of the acquisition by the Company.

(u)	Stock compensation expense related to options granted in conjunction with the Signia and Atlantic acquisitions.

(v)
Represents (i) the $108,000 elimination of other members of Signia management’s compensation in excess of their respective post-acquisition compensation levels; (ii) the elimination of non-recurring moving, and discretionary expenses of $57,000, and (iii) the $50,000 elimination of non-recurring bonus expense for bonuses that were paid to certain members of Signia’s management prior to the closing of the acquisition by the Company; and (iv) amortization of intangibles, such as customer relationships and non-compete agreements of $101,000.

(w)
Represents (i) the $231,000 elimination of Atlantic’s CEO compensation in excess of his post-acquisition compensation level, and (ii) the elimination of $164,000 of non-recurring moving and expansion expenses and other non-recurring acquisition related expenses; and (iii) amortization of intangibles, such as customer relationships and non-compete agreements of $151,000.

(x)	Stock compensation expense related to options granted in conjunction with the Signia and Atlantic acquisitions.

(y)
Represents (i) interest expense on deferred financing fees of $148,000; (ii) interest expense on the B of A term note of $264,000; and (iii) the elimination of historical interest expense on the Atlantic debt paid off at acquisition.

(z)
Represents the income tax effects related to the pro forma adjustments using an estimated effective income tax rate of 40% based on a pre-tax loss, exclusive of stock compensation expense, and the Company’s historical pre-tax loss where no income tax benefit was taken in 2004.